Exhibit 99.3

LEVIATHAN MINERALS GROUP, INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
JUNE 30, 2011

On August 18, 2011, we changed our corporate name from “DE Acquisition 3, Inc.” to “Leviathan Minerals Group Incorporated”, whereby our wholly owned subsidiary (formed for the purpose of effecting the change in our corporate name) was merged with and into the Company and the Company adopted the name of the subsidiary and changed our fiscal year end to December 31, 2011.   We effected the name change to better reflect the nature of the business operations expected to be acquired.

On August 22, 2011 (the “Effective Date”), DE Acquisition 3, Inc. (the “Company”) entered into an Agreement and Plan of Share Exchange (the “Exchange Agreement”) with Top Yield Holdings Limited, a British Virgin Islands company (“Top Yield”), the holders of 100% of the issued and outstanding equity interests of Top Yield (the “Top Yield Shareholders”), PT HavilahAbadi Sejahtera, a company incorporated in the Republic of Indonesia (“PTHAS”), and the holder of 99% of the issued and outstanding equity interests of PTHAS, PT Aega Prima, a company incorporated in the Republic of Indonesia (“PT Aega”), the holder of 80% of the issued and outstanding equity interests of PT Aega, PT Alam Lestari Kencana, a company incorporated in the Republic of Indonesia (“PT ALK”), and the holder of 99% of the issued and outstanding equity interests of PT ALK, Europe-China Commercial Union Holding Limited, a British Virgin Islands company (“ECC”), and the holder of 100% of the issued and outstanding equity interests of ECC, Crown Sail Limited, a British Virgin Islands company (“CS”), and the holder of 100% of CS.

Pursuant to the Securities Purchase Agreement, we issued $5,020,000 of Notes.  The Notes bear interest at 10% with a maturity date of February 18, 2013 unless declared due and payable by the investor upon the occurrence of an Event of Default (as defined in the Notes).  The amount due under the Notes shall be converted into Common Stock (i) immediately upon the effective date of the listing of the Common Stock on any national securities exchange in the United States or (ii) at the discretion of the investor.  The Notes are currently convertible into 1,181,177 shares of Common Stock.

The following unaudited pro forma balance sheet as of June 30, 2011 and the unaudited pro forma statement of income are derived from the historical financial statements of the Company and Top Yieldand have been prepared to give effect to the acquisition of the Top Yieldshares and the issuance of the Notes as at January 1, 2011. The unaudited pro forma balance sheet is presented as if the closing of Agreement had occurred as of January 1, 2011. The unaudited pro forma condensed combined statement of income is presented as if the closing of the Agreement had occurred on January 1, 2011.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Top Yield.

PRO FORMA ADJUSTMENTS

NOTE 1. These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a).	To record the acquisition of the shares of Top Yield in exchange for 16,705,406shares of the Company.

(b).	To record the issuance of the $5,020,000 Notes and accrued and unpaid interest through June 30, 2011.

NOTE 2. DE Acquisition 3’s balance sheet presented below is as of May 31, 2011and its statement of income is for the three months ended May 31, 2011.  Adjustments were not made to bring DE Acquisitions financial statements to June 30, 2011 as the adjustments were not significant.  Top Yield’s balance sheet is as of June 30, 2011 and its statement of income is for the six months ended June 30, 2011.  Top Yield’s fiscal period will remain December 31, 2011.

LEVIATHAN MINERALS GROUP INCORPORATED
Unaudited Condensed Combining Proforma Balance Sheet
June 30, 2011

	DE Acquisition 3, Inc.	Top Yield Holdings, Limited	Proforma Adjustments	Consolidated Proforma

Assets
Current assets
Cash and cash equivalents	$-	$2,512,319	$5,020,000	$7,532,319
Accounts receivable	-	9,819,555		9,819,555
Restricted cash	-	56,738		56,738
Prepaid expenses and deposit	-	1,105,261		1,105,261
Inventory	-	2,576,920		2,576,920
Other receivables	-	2,027,462		2,027,462
Due from related parties	-	871,080		871,080
Total current assets	-	18,969,335	5,020,000	23,989,335

Non-current assets				-
Property, plant and equipment, net	-	3,875,081		3,875,081
Intangible assets, net	-	52,177		52,177
Total non-current assets	-	3,927,258	-	3,927,258
Total Assets	$-	$22,896,593	$5,020,000	$27,916,593

Liabilities and Shareholders' Equity
Accounts payable	$-	$1,076,628		$1,076,628
Accrued expenses and other payables	-	5,279,053	251,000	5,530,053
Taxes payable	-	19,642		19,642
Due to related parties	-	5,901,968		5,901,968
Total current liabilities	-	12,277,291	251,000	12,528,291

Subdordinated debt	-	-	5,020,000	$5,020,000

Total liabilities	-	12,277,291	5,271,000	17,548,291

Shareholders' Equity
Registered and paid-in-capital	15,158	101		15,259
Retained earnings	(15,158)	7,544,346	(251,000)	7,278,188
Other comprehensive income
Effects of foreign current conversion	-	733,381		733,381
Non-operating income/(loss)	-	2,009,863		2,009,863
Total shareholders' equity	-	10,287,691	(251,000)	10,036,691

Non-controlling interest	-	331,611		331,611
Total Equity	-	10,619,302	(251,000)	10,368,302
Total Liabilities and Shareholders' Equity	$-	$22,896,593	$5,020,000	$27,916,593

LEVIATHAN MINERALS GROUP INCORPORATED
Unaudited Condensed Combining Proforma Statement of Income
For the Six Months Ended June 30, 2011

	DE Acquisition 3, Inc.	Top Yield Holdings, Limited	Proforma Adjustments	Consolidated Proforma

Net sales	$-	$33,257,980		$33,257,980
Cost of sales	-	(27,637,871)		(27,637,871)
Gross profit	-	5,620,109		5,620,109

Selling expenses	-	(1,119,004)		(1,119,004)
Administrative expenses	(11,224)	(2,725,001)		(2,736,225)
Other operating expenses	-	-		-
Other operating income	-	-		-
Income from operations	(11,224)	1,776,104		1,764,880

Other income		429,328		429,328
Interest expense	-	-	(251,000)	(251,000)

Income before tax	(11,224)	2,205,432	(251,000)	1,943,208
Income tax	-	-		-
Net income	$(11,224)	$2,205,432	$(251,000)	$1,943,208

Non-controlling interest income	-	(21,901)		(21,901)
Net income available to shareholder	$(11,224)	$2,227,333	$(251,000)	$1,965,109

Other comprehensive income
Unrealized appreciation for investment in
subsidiary stock	-	290,000		290,000

Total Other comprehensive income	$(11,224)	$2,517,333	$(251,000)	$2,255,109

LEVIATHAN MINERALS GROUP, INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2010

On August 18, 2011, we changed our corporate name from “DE Acquisition 3, Inc.” to “Leviathan Minerals Group Incorporated”, whereby our wholly owned subsidiary (formed for the purpose of effecting the change in our corporate name) was merged with and into the Company and the Company adopted the name of the subsidiary.   We effected the name change to better reflect the nature of the business operations expected to be acquired.

On August 22, 2011 (the “Effective Date”), DE Acquisition 3, Inc. (the “Company”) entered into an Agreement and Plan of Share Exchange (the “Exchange Agreement”) with Top Yield Holdings Limited, a British Virgin Islands company (“Top Yield”), the holders of 100% of the issued and outstanding equity interests of Top Yield (the “Top Yield Shareholders”), PT HavilahAbadi Sejahtera, a company incorporated in the Republic of Indonesia (“PTHAS”), and the holder of 99% of the issued and outstanding equity interests of PTHAS, PT Aega Prima, a company incorporated in the Republic of Indonesia (“PT Aega”), the holder of 80% of the issued and outstanding equity interests of PT Aega, PT Alam Lestari Kencana, a company incorporated in the Republic of Indonesia (“PT ALK”), and the holder of 99% of the issued and outstanding equity interests of PT ALK, Europe-China Commercial Union Holding Limited, a British Virgin Islands company (“ECC”), and the holder of 100% of the issued and outstanding equity interests of ECC, Crown Sail Limited, a British Virgin Islands company (“CS”), and the holder of 100% of CS.

Pursuant to the Securities Purchase Agreement, we issued $5,020,000 of Notes.  The Notes bear interest at 10% with a maturity date of February 18, 2013 unless declared due and payable by the investor upon the occurrence of an Event of Default (as defined in the Notes).  The amount due under the Notes shall be converted into Common Stock (i) immediately upon the effective date of the listing of the Common Stock on any national securities exchange in the United States or (ii) at the discretion of the investor.  The Notes are currently convertible into 1,181,177 shares of Common Stock.

The following unaudited pro forma statement of income are derived from the historical financial statements of the Company and Top Yield and have been prepared to give effect to the acquisition of the Top Yield shares and the issuance of the Notes as at January 1, 2010.  The unaudited pro forma condensed combined statement of income is presented as if the closing of the Agreement had occurred on January 1, 2010.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Top Yield.

PRO FORMA ADJUSTMENTS

NOTE 1. These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a).	To record the acquisition of the shares of Top Yield in exchange for 16,705,406 shares of the Company.

(b).	To record the issuance of the $5,020,000 Notes and accrued and unpaid interest through December 31, 2010.

NOTE 2. DE Acquisition 3’s statement of income is for the year ended February 28, 2011.  Adjustments were not made to bring DE Acquisition 3’s financial statements to December 31, 2010 as the adjustments were not significant.  Top Yield’s statement of income is for the year ended December 31, 2010.  Top Yield’s fiscal period will remain December 31, 2011.

LEVIATHAN MINERALS GROUP INCORPORATED
Unaudited Condensed Combining Proforma Statement of Income
For the Year Ended December 31, 2010

	DE Acquisition 3, Inc.	Top Yield Holdings, Limited	Proforma Adjustments	Consolidated Proforma

Net sales	$-	$2,952,426		$2,952,426
Cost of sales	-	(919,674)		(919,674)
Gross profit	-	2,032,752		2,032,752

Selling expenses	-	(28,820)		(28,820)
Administrative expenses	(2,795)	(2,448)		(5,243)
Other operating expenses	-	-		-
Other operating income	-	3,610,323		3,610,323
Income from operations	(2,795)	5,611,807		5,609,012

Interest expense	-	-	(502,000)	(502,000)

Income before tax	(2,795)	5,611,807	(502,000)	5,107,012
Income tax	-	-		-
Net income	$(2,795)	$5,611,807	$(502,000)	$5,107,012

Other comprehensive income
Effects of foreign currency conversion	-	81,233		81,233
Non-operating income	-	3,467,874		3,467,874
Non-operating expense	-	(281,500)		(281,500)
Total Other comprehensive income	$(2,795)	$8,879,414	$(502,000)	$8,374,619